SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                     FORM 8K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

                          Date of Report: March 4, 2003


                              THE LINK GROUP, INC.
                  ---------------------------------------------
             (Exact name of registrant as specified in its charter)


       COLORADO                      000-33031               84-1263981
------------------------------       -----------           -------------------
(State or other jurisdiction        (Commission            (IRS Employer
         of incorporation)          File Number)          Identification No.)


         #950 - 789 West Pender Street, Vancouver, B.C. Canada V6C 1H2
         --------------------------------------------------------------
             (Address of principal executive offices) (Postal Code)


        Registrant's telephone number, including area code: (604) 689-4407
                                                            --------------

Item 1. CHANGES IN CONTROL OF REGISTRANT

        None


Item 2. ACQUISITION OR DISPOSITION OF ASSETS.

        None


Item 3. BANKRUPTCY OR RECEIVERSHIP

        None


Item 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

        None


Item 5. Other Events

        On March 3, 2003, the Company announced that it has completed a private placement of 3,000,000 shares at $0.07 per share for proceeds of $210,000. The funds will be used for general corporate purposes.


Item 6. RESIGNATION AND APPOINTMENT OF NEW DIRECTORS


        None.


Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)    Financial Statements:

                    None

         (b)    Exhibits:

                    None

Item 8. CHANGE IN FISCAL YEAR

        None


Item 9. REGULATION FD DISCLOSURE

        None

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             THE LINK GROUP, INC.
                                             (Registrant)


                                             /s/ Maurice Tsakok
Date:  March 3, 2003                         -----------------------------------
                                             Maurice Tsakok, Director